NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE     CONTACT:    Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. Berkley Corporation Reports Second Quarter Results
Return on Equity of 21.1%;
Quarterly Net Income Doubles to $356 Million

Greenwich, CT, July 20, 2023 - W. R. Berkley Corporation (NYSE: WRB) today reported its second quarter 2023 results.
Summary Financial Data
(Amounts in thousands, except per share data)

	Second Quarter		Six Months
	2023	2022	2023	2022

Gross premiums written	$3,336,773	$3,052,401	$6,386,091	$5,912,237
Net premiums written	2,811,515	2,585,635	5,386,339	4,998,889

Net income to common stockholders	356,308	179,322	650,434	769,960
Net income per diluted share	1.30	0.64	2.36	2.76

Operating income (1)	310,862	313,359	586,531	619,827
Operating income per diluted share	1.14	1.12	2.13	2.22

Return on equity (2)	21.1%	10.8%	19.3%	23.1%
Operating return on equity (1) (2)	18.4%	18.8%	17.4%	18.6%

(1)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and related expenses.
(2)Return on equity and operating return on equity represent net income and operating income, respectively, expressed on an annualized basis as a percentage of beginning of year common stockholders’ equity.

W. R. Berkley Corporation        2

Second quarter highlights included:
•Return on equity and operating return on equity of 21.1% and 18.4%, respectively.
•Net income doubles to $356.3 million.
•Record net investment income of $245.2 million driven by core portfolio increase of 71.6%.
•Average rate increases excluding workers' compensation were approximately 8.2%.
•The current accident year combined ratio before catastrophe losses of 2.1 loss ratio points was 87.6%.
•The reported combined ratio was 89.6%, including current accident year catastrophe losses of $53.5 million.
•Record gross and net premiums written grew 9.3% and 8.7% to $3.3 billion and $2.8 billion, respectively.
•Total capital returned to shareholders was $320.8 million, consisting of $292.5 million of share repurchases and $28.3 million of regular dividends.

The Company commented:
The Company reported excellent results for the second quarter of 2023, with an annualized return on equity of 21.1%.
As anticipated, growth in premiums written accelerated compared to the first quarter of 2023, setting premium on pace for another record year. We continue to selectively expand in areas that we anticipate will meet or exceed our targeted risk-adjusted return, as distinct market segments and lines of business move independently. We maintained our rate momentum and reported a strong combined ratio, though the industry experienced another quarter of elevated natural catastrophe losses.
Net investment income grew 42.9% during the quarter as an increasingly greater portion of our fixed-maturity portfolio was (re)invested at higher interest rates. The short duration and high quality of our fixed-maturity portfolio has enabled us to simultaneously benefit from improved yields and grow book value as interest rates have risen. In addition, during the quarter, our investment results continued to benefit from our total return approach.
The Company’s focus on risk-adjusted return in all aspects of our business continues to generate superior results for our shareholders. Having a decentralized model allows us to navigate risks and embrace opportunities in a wide range of economic and operating environments. We have positive momentum as we head into the second half of the year and are very optimistic about the remainder of 2023 and beyond.

W. R. Berkley Corporation        3
Webcast Conference Call
    The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on July 20, 2023, at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at https://ir.berkley.com/events-and-presentations/default.aspx. Please log on early to register. A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call. Additional financial information can be found on the Company's website at https://ir.berkley.com/investor-relations/financial-information/quarterly-results/default.aspx.
About W. R. Berkley Corporation
    Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates worldwide in two segments of the property casualty business: Insurance and Reinsurance & Monoline Excess.

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Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2023 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, municipal bonds, mortgage-backed securities, loans receivable, investment funds, including real estate, merger arbitrage, energy related and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts, including claims for cybersecurity-related risks; natural and man-made catastrophic losses, including as a result of terrorist activities; the ongoing effects of the COVID-19 pandemic; the impact of climate change, which may alter the frequency and increase the severity of catastrophe events; general economic and market activities, including inflation, interest rates, and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response, on our results and financial condition; foreign currency and political risks (including those associated with the United Kingdom's withdrawal from the European Union, or "Brexit") relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Program Reauthorization Act of 2019; the ability or willingness of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; potential difficulties with technology and/or cyber security issues; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2023 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

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W. R. Berkley Corporation        5
Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Second Quarter		Six Months
	2023	2022	2023	2022
Revenues:
Net premiums written	$2,811,515	$2,585,635	$5,386,339	$4,998,889
Change in unearned premiums	(258,788)	(228,477)	(342,180)	(392,645)
Net premiums earned	2,552,727	2,357,158	5,044,159	4,606,244
Net investment income	245,152	171,574	468,551	345,086
Net investment gains (losses):
Net realized and unrealized gains (losses) on investments	68,647	(163,935)	91,258	205,947
Change in allowance for credit losses on investments	(9,993)	(7,620)	(9,594)	(11,237)
Net investment gains (losses)	58,654	(171,555)	81,664	194,710
Revenues from non-insurance businesses	113,910	128,421	238,110	226,197
Insurance service fees	25,471	26,393	58,328	54,344
Other Income	—	896	106	1,716
Total Revenues	2,995,914	2,512,887	5,890,918	5,428,297
Expenses:
Loss and loss expenses	1,569,654	1,435,817	3,108,409	2,775,069
Other operating costs and expenses	823,682	699,819	1,649,255	1,413,718
Expenses from non-insurance businesses	113,538	122,966	236,306	217,822
Interest expense	31,856	31,723	63,692	66,693
Total expenses	2,538,730	2,290,325	5,057,662	4,473,302
Income before income tax	457,184	222,562	833,256	954,995
Income tax expense	(101,460)	(43,095)	(181,803)	(182,499)
Net Income before noncontrolling interests	355,724	179,467	651,453	772,496
Noncontrolling interest	584	(145)	(1,019)	(2,536)
Net income to common stockholders	$356,308	$179,322	$650,434	$769,960

Net income per share:
Basic	$1.32	$0.65	$2.38	$2.78
Diluted	$1.30	$0.64	$2.36	$2.76

Average shares outstanding (1):
Basic	270,864	276,815	272,909	276,794
Diluted	273,095	279,525	275,213	279,327

(1)Basic shares outstanding consist of the weighted average number of common shares outstanding during the period (including shares held in a grantor trust). Diluted shares outstanding consist of the weighted average number of basic and common equivalent shares outstanding during the period.

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Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Second Quarter		Six Months
	2023	2022	2023	2022
Insurance:
Gross premiums written	$3,016,024	$2,771,665	$5,668,259	$5,256,464
Net premiums written	2,527,198	2,326,125	4,738,033	4,399,416
Net premiums earned	2,246,394	2,070,157	4,428,269	4,032,991
Pre-tax income	386,264	347,461	738,463	729,873
Loss ratio	63.1%	61.0%	62.9%	60.3%
Expense ratio	28.0%	27.7%	28.4%	27.9%
GAAP Combined ratio	91.1%	88.7%	91.3%	88.2%

Reinsurance & Monoline Excess:
Gross premiums written	$320,749	$280,736	$717,832	$655,773
Net premiums written	284,317	259,510	648,306	599,473
Net premiums earned	306,333	287,001	615,890	573,253
Pre-tax income	105,506	92,177	207,218	149,805
Loss ratio	49.7%	60.4%	52.1%	60.2%
Expense ratio	29.0%	27.4%	29.2%	28.4%
GAAP Combined ratio	78.7%	87.8%	81.3%	88.6%

Corporate and Eliminations:
Net investment gains (losses)	$58,654	$(171,555)	$81,664	$194,710
Interest expense	(31,856)	(31,723)	(63,692)	(66,693)
Other expenses	(61,384)	(13,798)	(130,397)	(52,700)
Pre-tax (loss) income	(34,586)	(217,076)	(112,425)	75,317

Consolidated:
Gross premiums written	$3,336,773	$3,052,401	$6,386,091	$5,912,237
Net premiums written	2,811,515	2,585,635	5,386,339	4,998,889
Net premiums earned	2,552,727	2,357,158	5,044,159	4,606,244
Pre-tax income	457,184	222,562	833,256	954,995
Loss ratio	61.5%	60.9%	61.6%	60.2%
Expense ratio	28.1%	27.7%	28.5%	28.0%
GAAP Combined ratio	89.6%	88.6%	90.1%	88.2%

(1)Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

W. R. Berkley Corporation        7
Supplemental Information
(Amounts in thousands)

	Second Quarter		Six Months
	2023	2022	2023	2022
Net premiums written:
Other liability	$988,393	$878,120	$1,890,272	$1,708,187
Short-tail lines (1)	575,050	484,849	1,019,162	878,767
Workers' compensation	325,170	330,721	635,154	634,141
Commercial automobile	356,293	335,451	657,519	614,978
Professional liability	282,292	296,984	535,926	563,343
Total Insurance	2,527,198	2,326,125	4,738,033	4,399,416
Casualty reinsurance	185,554	189,983	388,891	388,138
Monoline excess	25,104	24,228	129,621	116,764
Property reinsurance	73,659	45,299	129,794	94,571
Total Reinsurance & Monoline Excess	284,317	259,510	648,306	599,473
Total	$2,811,515	$2,585,635	$5,386,339	$4,998,889

Current accident year losses from catastrophes (including COVID-19 related losses):
Insurance	$48,007	$39,891	$93,249	$50,658
Reinsurance & Monoline Excess	5,540	18,000	8,167	36,065
Total	$53,547	$57,891	$101,416	$86,723

Net Investment income:
Core portfolio (2)	$229,302	$133,587	$432,265	$245,899
Investment funds	(1,187)	33,861	993	85,874
Arbitrage trading account	17,037	4,126	35,293	13,313
Total	$245,152	$171,574	$468,551	$345,086

Net realized and unrealized gains (losses) on investments:
Net realized gains (losses) on investments	$47,387	$(32,405)	$26,594	$244,264
Change in unrealized gains (losses) on equity securities	21,260	(131,530)	64,664	(38,317)
Total	$68,647	$(163,935)	$91,258	$205,947

Other operating costs and expenses:
Policy acquisition and insurance operating expenses	$718,234	$653,093	$1,436,510	$1,288,547
Insurance service expenses	23,931	23,890	49,111	46,356
Net foreign currency losses (gains)	11,226	(39,827)	20,721	(43,995)
Other costs and expenses	70,291	62,663	142,913	122,810
Total	$823,682	$699,819	$1,649,255	$1,413,718

Cash flow from operations	$708,745	$527,971	$1,154,069	$1,005,653

Reconciliation of net income to operating income:
Net income	$356,308	$179,322	$650,434	$769,960
Pre-tax investment (gains) losses, net of related expenses	(57,862)	171,555	(81,250)	(190,056)
Income tax expense (benefit)	12,416	(37,518)	17,347	39,923
Operating income after-tax (3)	$310,862	$313,359	$586,531	$619,827

(1)Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery and other lines.
(2)Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(3)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains. Net investment gains are computed net of related expenses, including performance-based compensatory costs associated with realized investment gains. Management believes this measurement provides a useful indicator of trends in the Company’s underlying operations.

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Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	June 30, 2023	December 31, 2022

Net invested assets (1)	$25,293,717	$24,545,672
Total assets	35,308,694	33,815,103
Reserves for losses and loss expenses	17,919,996	17,011,223
Senior notes and other debt	1,827,080	1,828,823
Subordinated debentures	1,008,730	1,008,371
Common stockholders' equity (2)	6,887,185	6,748,332
Common stock outstanding (3)	257,517	264,546
Book value per share (4)	26.74	25.51
Tangible book value per share (4)	25.85	24.58

(1)Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.
(2)As of June 30, 2023, reflected in common stockholders' equity are after-tax unrealized investment losses of $825 million and unrealized currency translation losses of $356 million. As of December 31, 2022, after-tax unrealized investment losses were $893 million and unrealized currency translation losses were $372 million.
(3)During the six months ended June 30, 2023, the Company repurchased 7,098,959 shares of its common stock for $427.6 million. During the three months ended June 30, 2023, the Company repurchased 5,060,568 shares of its common stock for $292.5 million. The number of shares of common stock outstanding excludes shares held in a grantor trust.
(4)Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

W. R. Berkley Corporation        9
Investment Portfolio
June 30, 2023
(Amounts in thousands, except percentages)

	Carrying Value	Percent of Total
Fixed maturity securities:
United States government and government agencies	$1,238,117	4.9%
State and municipal:
Special revenue	1,641,909	6.5%
Local general obligation	412,160	1.6%
State general obligation	402,251	1.6%
Corporate backed	188,741	0.7%
Pre-refunded	107,086	0.4%
Total state and municipal	2,752,147	10.8%
Mortgage-backed securities:
Agency	1,081,894	4.3%
Commercial	604,096	2.4%
Residential - Prime	217,690	0.9%
Residential - Alt A	3,200	0.0%
Total mortgage-backed securities	1,906,880	7.6%
Asset-backed securities	3,743,803	14.8%
Corporate:
Industrial	3,299,928	13.0%
Financial	2,618,100	10.4%
Utilities	621,425	2.5%
Other	467,615	1.8%
Total corporate	7,007,068	27.7%
Foreign government	1,407,608	5.6%
Total fixed maturity securities (1)	18,055,623	71.4%
Equity securities available for sale:
Common stocks	1,014,820	4.0%
Preferred stocks	224,892	0.9%
Total equity securities available for sale	1,239,712	4.9%
Cash and cash equivalents (2)	2,207,220	8.7%
Investment funds (3)	1,593,433	6.3%
Real estate	1,292,200	5.1%
Arbitrage trading account	723,967	2.9%
Loans receivable	181,562	0.7%
Net invested assets	$25,293,717	100.0%

(1)Total fixed maturity securities had an average rating of AA- and an average duration of 2.3 years, including cash and cash equivalents.
(2)Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.
(3)Investment funds are net of related liabilities of $0.8 million.